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CARDIOTHORACIC SYSTEMS, INC.                                             proxy
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         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 15, 1999
       THIS PROXY IS SOLICITED ON BEHALF OF CARDIOTHORACIC SYSTEMS, INC.

    The undersigned hereby appoints Richard M. Ferrari, Steven M. Van Dick, and
J. Casey McGlynn, and each or any of them (with power of substitution), proxies for the undersigned to represent and to vote, as designated on the reverse side hereof, all shares of common stock of CardioThoracic Systems, Inc. which the undersigned would be entitled to vote if personally present at the special meeting of its stockholders to be held on November 15, 1999, and at any adjournment thereof, subject to any directions indicated on the reverse side of this card.

IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, THE MERGER, AND THE OTHER TRANSACTIONS CONTEMPLATED IN THE AGREEMENT AND PLAN OF MERGER.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THIS PROXY WILL NOT BE USED.

            Continued and to be signed and dated on reverse side.






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                              Please detach here
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         CTS's board of directors recommends a vote FOR approval and adoption of the Agreement and Plan of Merger, the Merger, and the other transactions contemplated in the Agreement and Plan of Merger.

1. To consider and vote upon a proposal      [_] For   [_] Against   [_] Abstain
   to approve and adopt the Agreement
   and Plan of Merger among CTS, Guidant
   Corporation and a wholly-owned
   subsidiary of Guidant, and the merger
   contemplated by that agreement.

   To transact any other business as may     PLEASE COMPLETE, SIGN, DATE AND
   properly be brought before the special    PROMPTLY RETURN THE PROXY IN THE
   meeting or any adjournment of such        ENCLOSED ENVELOPE, IF MAILED IN
   meeting.                                  THE UNITED STATES.

  Change of Address       If you Plan to
  and or Comments         Attend the Special
  Mark Here               Meeting Mark Here
                    [_]                 [_]
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                                                          Signature

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                                                 Signature (if held jointly)

                                             Dated ___________________, 1999
                                             Please sign exactly as name or
                                             names appear on this proxy. If
                                             stock is held jointly, each holder
                                             should sign. If signing as
                                             attorney, trustee, executor,
                                             administrator, custodian, guardian
                                             or corporate officer, please give
                                             full title.